UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2026

Commission File Number	Exact name of Registrant as specified in its charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.
1-06544	Sysco Corporation (Delaware Corporation) 1390 Enclave Parkway, Houston, TX 77077-2099 (281) 584-1390	74-1648137
333-297217	Sysco Holdings Corporation (Delaware Corporation) 1390 Enclave Parkway, Houston, TX 77077-2099 (281) 584-1390	42-1897852

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	SYY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company
Sysco Corporation	☐

Sysco Holdings Corporation	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sysco Corporation	☐

Sysco Holdings Corporation	☐

Item 8.01	Other Events.

USD Senior Notes

On September 22, 2026, with respect to the offering and sale by Sysco Corporation and Sysco Holdings Corporation (each, an “Issuer” and together, the “Issuers”) of (i) $1,750 million aggregate principal amount of 5.450% Senior Notes due 2029 (the “2029 Notes”), (ii) $2,000 million aggregate principal amount of 5.600% Senior Notes due 2031 (the “2031 Notes”), (iii) $1,500 million aggregate principal amount of 5.800% Senior Notes due 2033 (the “2033 Notes”), (iv) $2,000 million aggregate principal amount of 5.950% Senior Notes due 2036 (the “2036 Notes”), (v) $1,000 million aggregate principal amount of 6.400% Senior Notes due 2046 (the “2046 Notes”), (vi) $1,750 million aggregate principal amount of 6.500% Senior Notes due 2056 (the “2056 Notes”) and (vii) $750 million aggregate principal amount of 6.600% Senior Notes due 2066 (the “2066 Notes” and, together with the 2029 Notes, the 2031 Notes, the 2033 Notes, the 2036 Notes, the 2046 Notes and the 2056 Notes, the “USD Senior Notes”), the Issuers and certain subsidiary guarantors entered into an Underwriting Agreement (the “USD Senior Notes Underwriting Agreement”) with Goldman Sachs & Co. LLC, TD Securities (USA) LLC, BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in Schedule II thereto (the “USD Senior Notes Underwriters”).

CAD Senior Notes

On September 22, 2026, with respect to the offering and sale by the Issuers of (i) C$750 million aggregate principal amount of 4.250% Senior Notes due 2030 (the “2030 Notes”) and (ii) C$750 million aggregate principal amount of 4.800% Senior Notes due 2034 (the “2034 Notes” and, together with the 2030 Notes, the “CAD Senior Notes”), the Issuers and certain subsidiary guarantors entered into an Underwriting Agreement (the “CAD Senior Notes Underwriting Agreement”) with Goldman Sachs & Co. LLC, TD Securities Inc., Merrill Lynch Canada Inc. and the other underwriters listed in Schedule II thereto (the “CAD Senior Notes Underwriters”).

USD Junior Subordinated Notes

On September 22, 2026, with respect to the offering and sale by the Issuers of (i) $1,500 million aggregate principal amount of 7.100% Series A Junior Subordinated Notes due 2056 (the “Series A Notes”), (ii) $1,000 million aggregate principal amount of 7.250% Series B Junior Subordinated Notes due 2056 (the “Series B Notes”) and (iii) $1,400 million aggregate principal amount of 7.350% Series C Junior Subordinated Notes due 2056 (the “Series C Notes” and, together with the Series A Notes and the Series B Notes, the “USD Junior Subordinated Notes”), the Issuers and certain subsidiary guarantors entered into an Underwriting Agreement (the “USD Junior Subordinated Notes Underwriting Agreement”) with Goldman Sachs & Co. LLC, TD Securities (USA) LLC, BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in Schedule II thereto (the “USD Junior Subordinated Notes Underwriters”).

EUR Junior Subordinated Notes

On September 22, 2026, with respect to the offering and sale by the Issuers of €1,000 million aggregate principal amount of 6.000% Junior Subordinated Notes due 2056 (the “EUR Junior Subordinated Notes”), the Issuers and certain subsidiary guarantors entered into an Underwriting Agreement (the “EUR Junior Subordinated Notes Underwriting Agreement” and, together with the USD Senior Notes Underwriting Agreement, the CAD Senior Notes Underwriting Agreement and the USD Junior Subordinated Notes Underwriting Agreement, the “Underwriting Agreements” and each, an “Underwriting Agreement”) with Goldman Sachs & Co. LLC, TD Global Finance unlimited company, Merrill Lynch International, J.P. Morgan Securities plc, Wells Fargo Securities International Limited and the other underwriters listed in Schedule II thereto (the “EUR Junior Subordinated Notes Underwriters” and, together with the USD Senior Notes Underwriters, the CAD Senior Notes Underwriters and the USD Junior Subordinated Notes Underwriters, the “Underwriters”).

The offering of the CAD Senior Notes is expected to close on September 25, 2026, subject to the satisfaction of customary closing conditions contained in the CAD Senior Notes Underwriting Agreement. The offerings of the USD Senior Notes, the USD Junior Subordinated Notes and the EUR Junior Subordinated Notes are each expected to close on October 6, 2026, subject to the satisfaction of customary closing conditions contained in the applicable Underwriting Agreement.

Each Underwriting Agreement contains customary representations, warranties, covenants and agreements of the Issuers, and customary conditions to closing, indemnification rights and termination provisions. The foregoing description of each Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the applicable Underwriting Agreement, which are filed as Exhibits 1.1 through 1.4 hereto.

The representations and warranties set forth in each of the Underwriting Agreements were made solely for the benefit of the parties to the applicable Underwriting Agreement and (i) should not be treated as categorical statements of fact, but rather as a means of allocating the risk to one of the parties if those statements prove to be inaccurate, (ii) may have been qualified in the applicable Underwriting Agreement in accordance with its terms, (iii) may apply contractual standards of “materiality” that are different from “materiality” under applicable securities laws and (iv) were made only as of the dates specified in the applicable Underwriting Agreement.

Each series of Notes is being offered and sold under the Registration Statement on Form S-3 (Registration No. 333-298926) and are each described in an applicable Prospectus Supplement dated September 22, 2026.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement for the USD Senior Notes, dated as of September 22, 2026, by and among the Issuers, the Guarantors listed on Schedule I thereto, and Goldman Sachs & Co. LLC, TD Securities (USA) LLC, BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed on Schedule II thereto.

1.2	Underwriting Agreement for the CAD Senior Notes, dated as of September 22, 2026, by and among the Issuers, the Guarantors listed on Schedule I thereto, and Goldman Sachs & Co. LLC, TD Securities Inc., Merrill Lynch Canada Inc.and the other underwriters listed in Schedule II thereto.

1.3	Underwriting Agreement for the USD Junior Subordinated Notes, dated as of September 22, 2026, by and among the Issuers, the Guarantors listed on Schedule I thereto, and Goldman Sachs & Co. LLC, TD Securities (USA) LLC, BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed on Schedule II thereto.

1.4	Underwriting Agreement for the EUR Junior Subordinated Notes, dated as of September 22, 2026, by and among the Issuers, the Guarantors listed on Schedule I thereto, and Goldman Sachs & Co. LLC, TD Global Finance unlimited company, Merrill Lynch International, J.P. Morgan Securities plc, Wells Fargo Securities International Limited and the other underwriters listed in Schedule II thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation (Registrant)

	By:	/s/ Andrew Wurdack
Andrew Wurdack
Vice President, Securities and Corporate Governance & Assistant Secretary

Sysco Holdings Corporation (Registrant)

Date: September 24, 2026	By:	/s/ Andrew Wurdack
Andrew Wurdack
Secretary